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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2006

                        COMMISSION FILE NUMBER: 001-15933

                              BLUE VALLEY BAN CORP
             (Exact name of registrant as specified in its charter)


                   KANSAS                                48-1070996
      (State or other jurisdiction of                 (I.R.S. Employer
       incorporation or organization)               Identification No.)


                11935 RILEY
           OVERLAND PARK, KANSAS                         66225-6128
  (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (913) 338-1000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (12 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (12 CFR 240.13e-4(c))



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ITEMS 2.02 AND 7.01 REGULATION FD DISCLOSURE AND RESULTS OF OPERATION AND
FINANCIAL CONDITION

The Registrant's press release dated November 2, 2006, announcing the acquisition of Unison Bancorp, Inc. is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

       (c) EXHIBITS

           99.1 Press Release Dated November 2, 2006.









                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    BLUE VALLEY BAN CORP


Date:  November 3, 2006                   By:  /s/  Mark A. Fortino
                                               --------------------
                                               Mark A. Fortino,
                                               Chief Financial Officer